UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 16, 2023 (May 11, 2023)

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, CHF 0.10 par value	RIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2023 Annual General Meeting of Shareholders of Transocean Ltd. (the “Company”) held on May 11, 2023 (the “AGM”) in Zug, Switzerland, shareholders of the Company approved the amendment and restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan (the “Amended and Restated LTIP”). As approved by shareholders, the Amended and Restated LTIP reserves an additional 30,000,000 Transocean Ltd. shares, par value CHF 0.10 per share (“Shares”), issuable pursuant to awards thereunder.

The summary of the changes to the Amended and Restated LTIP is subject to and qualified in its entirety by reference to the full text of the Amended and Restated LTIP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2023, the Articles of Association of the Company were amended (as amended, the “Articles of Association”) to reflect the approval by our shareholders at the AGM of (i) the general capital authorization proposal, which permits the issuance of up to 159,449,067 Shares pursuant to the authorization, for a one-year period expiring on May 11, 2024; (ii) the specific capital authorization proposal that may be used to satisfy the Company’s equity incentive plans obligations, which permits the issuance of up to 30,000,000 Shares pursuant to the authorization, for a five-year period expiring on May 11, 2028; and (iii) the proposal to amend the Articles of Association to align them with changes that were made to Swiss corporate law effective January 1, 2023, and make certain related changes.

Effective May 12, 2023, the Organizational Regulations (as amended, the “Organizational Regulations”) of the Company were amended by the Company’s Board of Directors to align them with changes that were made to Swiss corporate law effective January 1, 2023, and to make certain related changes, including with respect to the procedures required to consider and approve certain Company actions.

The foregoing descriptions of the Articles of Association and Organizational Regulations, do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Association and Organizational Regulations, respectively, copies of which are filed herewith as Exhibit 3.1 and Exhibit 3.2 respectively, and are incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the AGM, the Company’s shareholders took action on the following matters:

1.	Proposal regarding the reallocation of CHF 9.5 billion of free capital reserves from capital contribution to statutory capital reserves from capital contribution.

For	Against	Abstain
536,114,004	3,456,242	2,343,240

This item was approved.

2.	(a) Proposal regarding the approval of the 2022 Annual Report, including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2022 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2022.

For	Against	Abstain
536,877,252	1,552,189	3,484,045

This item was approved.

2.	(b) Proposal regarding the advisory vote to approve the Company’s Swiss Statutory Compensation Report for Fiscal Year 2022.

For	Against	Abstain	Broker Non-Votes
386,594,949	15,873,724	1,621,854	137,822,959

This item was approved.

3.	Proposal regarding the discharge of the Members of the Board of Directors and the Executive Management Team from liability for activities during Fiscal Year 2022.

For	Against	Abstain	Broker Non-Votes
295,203,755	6,308,517	102,578,255	137,822,959

This item was approved.

4.	Proposal regarding the Appropriation of the Accumulated Loss for Fiscal Year 2022.

For	Against	Abstain
536,264,968	3,368,901	2,279,617

This item was approved.

5.	Proposal regarding approval of the shares authorized for issuance.

For	Against	Abstain
506,501,843	33,489,913	1,921,730

This item was approved.

6.	Proposals regarding the election of 11 directors for a term extending until completion of the next Annual General Meeting.

Name of Nominee for Director	For	Against	Abstain	Broker Non-Votes
Glyn A. Barker	398,649,391	4,468,029	973,107	137,822,959
Vanessa C.L. Chang	398,635,298	4,500,240	954,989	137,822,959
Frederico F. Curado	398,212,497	4,908,150	969,880	137,822,959
Chadwick C. Deaton	400,836,935	2,322,684	930,908	137,822,959
Domenic J. “Nick” Dell’Osso, Jr.	401,291,043	1,851,856	947,628	137,822,959
Vincent J. Intrieri	384,712,377	18,435,542	942,608	137,822,959
Samuel J. Merksamer	400,463,560	2,673,800	953,167	137,822,959
Frederik W. Mohn	401,251,667	1,906,967	931,893	137,822,959
Edward R. Muller	397,016,196	6,117,884	956,447	137,822,959
Margareth Øvrum	399,409,223	3,683,071	998,233	137,822,959
Jeremy D. Thigpen	400,839,273	2,335,966	915,288	137,822,959

Each of the 11 persons listed above was duly elected as a director of the Company to hold office until the completion of the 2024 Annual General Meeting of Shareholders.

7.	Proposal regarding the election of the Chair of the Board of Directors for a term extending until completion of the next Annual General Meeting.

Name of Chair Nominee	For	Against	Abstain	Broker Non-Votes
Chadwick C. Deaton	399,436,480	3,757,519	896,528	137,822,959

Chadwick C. Deaton was elected Chair of the Board of Directors of the Company to hold office until the completion of the 2024 Annual General Meeting of Shareholders.

8.	Proposal regarding the election of the members of the Compensation Committee, each for a term extending until completion of the next Annual General Meeting.

Name of Compensation Committee Nominee	For	Against	Abstain	Broker Non-Votes
Glyn A. Barker	398,331,722	4,799,768	959,037	137,822,959
Vanessa C.L. Chang	398,437,653	4,623,285	1,029,589	137,822,959
Samuel J. Merksamer	400,236,110	2,884,068	970,349	137,822,959

Each of the three persons listed above was duly elected to serve as a member of the Compensation Committee of the Company to hold office until completion of the 2024 Annual General Meeting of Shareholders.

9.	Proposal regarding the reelection of the independent proxy for a term extending until completion of the next Annual General Meeting.

For	Against	Abstain
536,828,159	3,343,917	1,741,410

This item was approved.

10.	Proposal regarding the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2023 and reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a further one-year term.

For	Against	Abstain
532,212,237	8,430,465	1,270,784

This item was approved.

11.	Proposal regarding the advisory vote to approve Named Executive Officer compensation for Fiscal Year 2023.

For	Against	Abstain	Broker Non-Votes
366,793,929	35,399,885	1,896,713	137,822,959

This item was approved.

12.	Proposal regarding the advisory vote to approve frequency of Named Executive Officer Compensation vote.

Every Year	Two Years	Three Years	Abstain
396,266,777	723,910	5,341,012	1,758,828

Based upon the voting results from this proposal, the Company’s Board of Directors determined on May 12, 2023, that the Company will continue to hold an advisory vote on executive compensation once every year until the next required advisory vote on the frequency of shareholder advisory votes on executive compensation, which in accordance with applicable law, will occur no later than the Company’s annual general meeting of shareholders in 2029.

13.	(a) Proposal regarding the ratification of the maximum aggregate amount of compensation of the Board of Directors for the period between the 2023 Annual General Meeting and the 2024 Annual General Meeting.

For	Against	Abstain	Broker Non-Votes
397,902,258	4,232,744	1,955,525	137,822,959

This item was approved.

13.	(b) Proposal regarding the ratification of the maximum aggregate amount of compensation of the Executive Management Team for Fiscal Year 2024.

For	Against	Abstain	Broker Non-Votes
396,889,384	5,182,613	2,018,530	137,822,959

This item was approved.

14.	(a) Proposal regarding the approval of amendment and restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
366,879,857	17,804,774	19,405,896	137,822,959

This item was approved.

14.	(b) Proposal regarding the approval of a capital authorization for share-based incentive plans.

For	Against	Abstain	Broker Non-Votes
366,937,833	18,126,282	19,026,412	137,822,959

This item was approved.

15.	Proposal regarding the approval of amendments to the Articles of Association to reflect new Swiss corporate law and make certain related changes.

For	Against	Abstain
518,206,920	2,705,845	21,000,721

This item was approved.

Item 9.01Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

3.1	Articles of Association of Transocean Ltd.
3.2	Organizational Regulations of Transocean Ltd.
10.1	Amended and Restated Transocean Ltd. 2015 Long-Term Incentive Plan
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: May 16, 2023	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person